EXHIBIT 10(k)

                                 LEASE AGREEMENT

         The capitalized terms in this Lease shall have the meanings ascribed to in the Lease and as summarized below, and each reference to such term in the Lease shall incorporate such meaning therein as if fully set forth therein.

TERMS:

Landlord:                 Sand Lake West Business Park, Inc., a Delaware
                          corporation

Tenant: Caribbean Pacific Natural Products, Inc., a Delaware corporation

Leased Premises:          Suites 308 and 309, consisting of approximately 5,088
                          square feet

Project:                  Sand Lake West Business Park
                          Orlando, Florida

Phase:                    Phase IV of Project

Term:                     From 12:01 a.m. on December 1, 2000
                          (the "Commencement Date") through 11:59 p.m. on November 30, 2005 (the "Expiration Date")

Annual Minimum Rent
Payable by Tenant for
First Year of Term:       $61,056 per annum

Base Year:                2000

Security Deposit                    $5,088.00


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                                                       INDEX

Paragraph                         Heading
                                  Summary
                                  Index
1                                 Leased Premises
2                                 Term
3                                 Rent
4                                 Use
5                                 Acceptance of Lease Premises, Landlord's Work
                                  Repairs by Landlord
6                                 Repairs by Tenant
7                                 Plans for Specifications
8                                 Right of Entry
9                                 Landlord's Rights to Act
10                                Defaults and Remedies
11                                Tenant's Improvements, Liens
12                                Tenant's Property, Landlord's Lien
13                                Subletting and Assignment
14                                Casualty
15                                Condemnation
16                                Insurance
17                                Signage
18                                Attorney's Fees
19                                Parties
20                                Landlord and Tenant Relationship
21                                Holding Over
22                                Sale by Landlord
23                                Surrender of the Premises
24                                Notices
25                                Covenant of Quiet Enjoyment
26                                Subordination
27                                Estoppel Certificate
28                                Relocation
29                                Successors and Assigns
30                                Limitation of Liability
31                                Broker's Commission
32                                Rules and Regulations
33                                Hazardous Substances
34                                Miscellaneous

Exhibit A:                 Diagram of the Project
Exhibit B:                 Landlord's Work
Exhibit C:                 Rules and Regulations


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                                 LEASE AGREEMENT

         This Lease Agreement (herein called "Lease") is made on the 6th of November, 2000 by and between Sand Lake West Business Park, Inc., a Delaware corporation with an office at Sentinel Real Estate Corporation, 1251 Avenue of the Americas, 36th Floor, New York, NY 10020 ("Landlord") and Caribbean Pacific Natural Products, Inc. A Delaware corporation with an office at 5422 Carrier Drive, Suite 309, Orlando FL 32819 ("Tenant").

                                   WITNESSETH

         1. Lease Premises: Landlord hereby demises and leases to Tenant, and Tenant hereby takes and leases from Landlord, that certain space known and numbered as Suites 308 and 309 and containing approximately 5,088 square feet (the "Leased Premises") now or hereafter to be constructed in the Sand Lake West Business Park (the "Project"), located in Phase IV of the Project attached hereto as Exhibit A and made a part hereof. Exhibit A sets forth the general layout of the Project Phase and Building and shall not be deemed to be a warranty of the part of the Landlord that the Project Phase and Building will be exactly as indicated on said diagram. Landlord may increase, reduce or change the number, dimensions and locations of roadways, walks, buildings, landscaped areas and parking areas as Landlord shall from time to time deem proper. Occupancy by Tenant of the Lease Premises shall include the use in common with others entitles thereto of parking areas, service roads and sidewalks shown and depicted in Exhibit A subject, however, to the terms and conditions of this Lease and to all rules and regulations for the use thereof as set forth herein and as may from time to time be otherwise prescribed by Landlord. No easement is included in the Lease Premises.

         2. Term (a) The term ("Term") of this Lease shall be for a period of sixty (60) months commencing on December 1, 2000 (herein referred to as the "Commencement Date") and expiring on November 30, 2005 (herein referred to as the "Expiration Date"). All references to the "Term" or "term of this Lease" refer to the term of the Lease as it is renewed, extended or sooner terminated.

         (b) If Landlord is unable to give possession of the Lease Premises to Tenant on the Commencement Date because (i) Landlord is performing improvements to the Leased Premises and Landlord's Work, as hereinfter defined, is not completed or (ii) for any other reason then Landlord shall not be liable for such failure and no such failure shall affect the validity of this Lease, provided, however, Tenant shall not be required to pay rent for any period during which Landlord is prevented from giving possession of the Leased Premises to Tenant.

         3.       Rent

         (a) Minimum Rent: Landlord reserves and Tenant covenants to pay to Landlord at the address set forth below, or such other address as Landlord shall from time to time designate in writing, without prior demand being made therefor and without offset or deduction of any kind, minimum rent for the Lease Premises is as follows:

         (i) For the period commencing on December 1, 2000 and expiring on November 30, 2001, the sum of $61,056.00 per annum, payable in equal monthly installments, in advance, of $5,088.00 per month;

         (ii) For the period commencing on December 1, 2001 and expiring on November 30, 2002 the sum of $63,600.00 per annum, payable in equal monthly installments, in advance, of $5,300.00;

         (iii) For the period commencing on December 1, 2002 and expiring on November 30, 2003 the sum of $66,144.00 per annum, payable in equal monthly installments, in advance, of $5,512.00 per month;

         ( iv) For the period commencing on December 1, 2003 and expiring on November 20, 2004, the sum of $68,688.00 per annum, payable in equal monthly installments, in advance, of $5,724.00 per month.

         (v) For the period commencing on December 1, 2004 and expiring on November 20, 2005, the sum of $71,232.00 per annum, payable in equal monthly installments, in advance, of $5,936.00 per month.

         (b ) In addition to the Minimum Rent hereinabove set forth, Landlord reserves, and Tenant covenants to pay to Landlord, as additional rent for the Leased Premises, a proportion of the Phase's Taxes, Operating Expenses and Insurance Expense, as such terms are hereinafter defined which proportion shall be 6.0%.

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         (c) For the purposes of this Lease the term "Taxes" shall mean the excess of (k), the sum of all real estate, and valorem, property taxes and any general or special assessments levied upon all or any part of the Phase, both land and improvements thereon, for each year of the Term, over (y), Taxes for the 2000 calendar year (the "Base Year Taxes").

         (d) For the purposes of this Lease, the term "Insurance Expense" shall mean the excess of (x), the sum of all costs of all fire and extended casualty Insurance and all liability insurance on the Project together with the costs of other insurance protections, including but not limited to, business interruption insurance, as are from time to time paid by Landlord with respect to the Project, for each year of the Term, over (y), the Insurance Expense for the 2000 calendar year (the "Base Year Insurance Expense").

         (e) For the purposes of this Lease, the term "Operating Expenses" shall mean the total cost and expense incurred in operating and maintaining the common areas of the Phase actually used or available for use by Tenant and the employees, agents, servants, customers and other invitees of Tenant, including without limitation, gardening and landscaping, repairs, maintenance, painting, lighting, sanitary control, security, removal of snow, trash, rubbish, garbage and other refuse, pest control, window washing, janitorial, depreciation on machinery and equipment used in such maintenance, capital expenditures amortized over their useful lives, management fees, the cost of personnel and 15% of all of the foregoing to cover Landlord's administrative and overhead costs. For the purposes of this Lease the term "common areas" shall mean all areas, space, equipment and services provided by Landlord for the common or joint use and benefit of the occupants of the Project, their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian or other malls, courts, stairs, ramps and sidewalks, comfort and first aid stations, washrooms and parcel pickup stations. The additional rent provided to be paid in this Paragraph for Operating Expenses at the commencement of the Term have been computed based on Operating Expenses anticipated to be incurred during the current calendar year for an estimated charge of $754.72 per month to be paid, in advance, without prior demand being made therefore and without offset or deduction of any kind.

         (f) The additional rent payable for Taxes, Operating Expenses and Insurance Expenses hereunder shall be adjusted annually to reflect the actual cost of Taxes, Operating Expenses and Insurance Expenses incurred during the preceding twelve (12) months, to bill Tenant for any amounts due or refund Tenant for any amounts overpaid for the preceding twelve (12) months and to compute or recompute the monthly estimates payable by Tenant to Landlord based on Taxes, Operating Expenses and Insurance Expenses anticipated to be incurred during the succeeding twelve (12) months.

         (g) All rental payments shall be made to Landlord in monthly installments in advance, on or before the first of each month and delivered to Landlord at Sentinel Real Estate Corporation, 1251 Avenue of the Americas, 35th Floor, New York, New York 10020.

         (h) Tenant covenants and agrees to pay a $50.00 late fee plus interest at the rate of one and one-half percent (1.5%) per month, compounded daily, on all Minimum Rent, additional rent and all other sums due under this Lease from the time said rents or sums accrue if they are not paid promptly when due. Should Tenant pay its rent by a check which is returned for "non-sufficient funds", Landlord may thereafter require that all future payment be made by certified or bank check. Landlord expressly reserves all rights and remedies provided herein and by law in respect thereto.

         (i) As used herein, the term "Lease Year" shall mean each term of twelve (12) consecutive calendar months commencing on the Commencement Date or on the first (1st) day of the first (1st) calendar month following the Commencement Date, if the Commencement Date does not fall on the first (1st) day of a calendar month; provided, however, that the first (1st) Lease Year shall include the partial month, if any, caused by the Commencement Date's falling on other than the first (1st) day of a calendar month.

         (j) Tenant has deposited with Landlord sum of $5,088.00 as security for the full and faithful performance by Tenant of all terms of this Lease required to be performed by Tenant. Said deposit shall be held by Landlord, without liability for interest, and may be applied by Landlord, in whole or part, for the payment of any past due fixed Minimum Rent, additional rent, or other money damage or loss which may be sustained by Landlord because of a default by Tenant. In the event of any such application by Landlord, Tenant shall, upon the written demand of Landlord, promptly remit to Landlord a sufficient amount of cash to restore the security to the original sum deposited. Said deposit shall be returned to Tenant after termination of Tenant's occupancy hereunder and after delivery of the entire possession of the Leased Premises to Landlord in full accordance with the terms of this Lease provided Tenant has complied with all of the terms, covenants and conditions of this Lease, including those relating to the condition in which the Leased Premises shall be left by Tenant, Landlord may deliver such deposit to any purchaser or other transferee of Landlord's interest in the Building in which the Leased Premises are located, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

         (l) Utilities: Tenant shall promptly pay all charges for utilities and other services furnished to the Leased Premises by Landlord or the applicable utility company, including, but not limited to gas, water, electricity, fuel, light, air and heat, and Tenant shall promptly pay all charges for garbage collection services and for all other sanitary services rendered to the Leased Premises or used by Tenant in connection herewith. In the event any utilities furnished to the Leased Premises are not separately metered, Tenant shall pay to Landlord, as additional rent, Tenant's pro rata share of the utilities used by Tenant, within ten (10) calendar days following receipt of a statement showing any amount due therefor. Tenant's prorated amount shall be determined on the basis of the size of the Leased Premises, unless Landlord determines that Tenant's use of the Leased Premises justifies a disproportionate allocation of utility costs to Tenant.

         4.       Use:
                  ---

                  Omitted

         5. Tenant's Acceptance of the Leased Premises. Landlord's Work and Repairs by Landlord:
                  -------------------------------------------------------------

                  Omitted

         6.       Repairs by Tenant:
                  -----------------

                  Omitted

         7.       Plans and Specifications:
                  ------------------------

                  Omitted

         8.       Right of Entry:
                  --------------

                  Omitted

         9.       Landlord's Right to Act for Tenant:
                  ----------------------------------

                  Omitted

         10.      Default and Remedies:
                  --------------------

                  Omitted

         11.      Tenant Improvements, Liens:
                  --------------------------

                  Omitted

         12.      Tenant's Property, Landlord's Lien:
                  ----------------------------------

                  Omitted

         13. Subletting and Assignment: (a) Tenant shall not (i) transfer or assign this lease or any interest hereunder, nor permit any assignment hereof by operation of law, (ii) sublet the Leased Premises or any part thereof nor (iii) permit the use of the Leased Premises by desk tenants or any other parties other than Tenant or its agents, without in each instance first obtaining the prior written consent of Landlord. Should Tenant wish to obtain Landlord's consent to an assignment or subletting, it shall make such request in written form detailing the proposed sub-rent, term, sub-tenant or assignee, compensation to be received by Tenant, name and financial data of the proposed sub-tenant or assignee and such other information as Landlord may request. Landlord may, in its sole discretion either (i) give its approval (ii) not give its approval, or
(iii) cancel and terminate this Lease, or if proposed subletting or assignment is for less than all the Leased Premises, cancel and terminate this Lease with respect to such portion (with the rent and all other charges payable hereunder equitably apportioned). If Landlord should grant Tenant its approval to any sublease or assignment, Tenant shall remain primarily liable for the performance of all the covenants contained herein. Tenant shall not pledge or mortgage its leasehold interest or any part thereof and such pledge or mortgage shall, at Landlord's option, render this lease void.

         (b) For purposes of this Paragraph: (i) the merger, transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant or transfer of a majority partnership interest of Tenant or any subtenant that is a partnership, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be; (ii) a takeover, management or succession agreement shall be deemed a transfer of this Lease; and (iii) a modification, amendment or extension without Landlord's prior written consent of an assignment or a sublease previously consented to by Landlord shall be deemed a new assignment or sublease.

         (c) Landlord may assign this Lease or any part thereof or right hereunder at any time. Upon such assignment, Landlord shall have no further obligations with respect hereto and Tenant shall look solely to such assignee for the performance of Landlord's obligation.

         14.      Casualty:
                  --------

                  Omitted

         15.      Condemnation:
                  ------------

                  Omitted



         16.      Insurance:
                  ---------

                  Omitted

         17.      Signage:
                  -------

                  Omitted

         18.      Attorneys' Fees:
                  ---------------

                  Omitted

         19.      Parties:
                  -------

                  Omitted

         20.      Landlord and Tenant Relationship:
                  --------------------------------

                  Omitted

         21.      Holding Over:
                  ------------

                  Omitted

         22.      Sale by Landlord:
                  ----------------

                  Omitted

         23.      Surrender of the Premises:
                  -------------------------

                  Omitted

         24.      Notices:
                  -------

                  Omitted

         25.      Covenant of Quiet Enjoyment:
                  ---------------------------

                  Omitted

         26.      Subordination:
                  -------------

                  Omitted

         27.      Estoppel Certificate:
                  --------------------

                  Omitted

         28.      Relocation:
                  ----------

                  Omitted

         29. Successors and Assigns: The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors, heirs, legal representatives and assigns, subject, however, in the case of Tenant, to the restrictions on assignment and subletting contained in this Lease.

  The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors, heirs, legal representatives and assigns, subject, however, in the case of Tenant, to the restrictions on assignment and subletting contained in this Lease.
         30.      Limitation of Liability

                  Omitted

         31.      Broker's Commission:
                  -------------------

                  Omitted

         32.      Rules and Regulations:
                  ---------------------

                  Omitted

         33.      Hazardous Substances:
                  --------------------

                  Omitted

         34.      Miscellaneous:
                  -------------

                  Omitted

         35.      Option to Renew:
                  ----------------

                  Omitted

         36.      Guaranty of Lease:
                  -----------------

                  Omitted


         IN WITNESS WHEREOF, each corporate party hereto has caused this Lease Agreement to be executed in its name and on behalf, each individual party hereto has hereunto set his hand, and each partnership party hereto has caused this Lease Agreement to be executed in its name and behalf by at least one of its General Partners.

Witnesses:                                Landlord:
                                          Sand Lake West Business Park, Inc.

By:                                      By:  /s/ Christine C. Kurtz
   -------------------------             ---------------------------------------
                                              Christine C. Kurtz, Vice President

                                        Tenant:
                                        Caribbean Pacific Natural Products, Inc.



By:                                      By:  /s/ William J. Reilly
   -------------------------            ---------------------------------------
                                               (title) Director

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